UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2009

Peninsula Gaming, LLC	Peninsula Gaming Corp.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

20-0800583	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

301 Bell Street
Dubuque, Iowa  52001

(Address of executive offices, including zip code)

(563) 690-4975

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the Current Report on Form 8-K, dated October 22, 2009, of Peninsula Gaming, LLC (the “Company”) and Peninsula Gaming Corp. filed with the U.S. Securities and Exchange Commission on October 23, 2009, relating to the acquisition (the “Acquisition”) by the Company of all of the outstanding limited liability company interests of Belle of Orleans, L.L.C. d/b/a Amelia Belle Casino (“ABC”), to include the information set forth below:

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

The audited financial statements of ABC for the years ended December 31, 2008 and 2007 are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The audited financial statements of ABC for the period from January 1, 2009 through October 22, 2009 are attached hereto as Exhibit 99.2 and are incorporated herein by reference. The unaudited financial statements of ABC for the nine-month period ended September 30, 2008 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet and statement of operations as of and for the nine-month period ended September 30, 2009 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2008 of the Company and its subsidiaries, in each case, after giving effect to the Acquisition are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(c)  Exhibits.

Exhibit No.	Description

99.1	Audited Financial Statements of Belle of Orleans, L.L.C. for the years ended December 31, 2008 and 2007.
99.2	Audited Financial Statements of Belle of Orleans, L.L.C. for the period from January 1, 2009 through October 22, 2009.
99.3	Unaudited Condensed Financial Statements of Belle of Orleans, L.L.C. for the nine-month period ended September 30, 2008.
99.4
Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations as of and for the nine-month period ended September 30, 2009 and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2008 of Peninsula Gaming, LLC and its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 2010

PENINSULA GAMING, LLC

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

PENINSULA GAMING CORP.

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer